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                                                                Exhibit 23.3
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                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 21, 1997, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Argo-Tech Corporation for the registration of $140,000,000 Senior Subordinated Notes.


                                                      /s/ ERNST & YOUNG LLP

Long Beach, California
October 16, 1997